LOAN AGREEMENT

     This Loan Agreement (this "Loan Agreement"), dated as of July 24, 2003, is by and between Walker Financial Corporation, a Delaware corporation ("Walker"), and Dr. David Cohen, an individual residing in the State of New York ("Lender").

     WHEREAS, Lender has agreed to loan (the "Loan") Walker the sum of $165,000.00 and Walker has agreed to issue to Lender 25,000 five-year warrants to purchase shares of the common stock, par value $.10 per share (the "Common Stock"), of Walker as additional consideration for making the Loan; and

     WHEREAS, Walker and Lender desire to set forth in this Loan Agreement the terms and conditions of the Loan.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                          AMOUNT AND TERMS OF THE LOAN

1.1. The Loan. Lender agrees, upon the terms and conditions and in reliance upon the representations and warranties of Walker set forth in this Loan Agreement, to make the Loan to the Company as of the date of this Loan Agreement (the "Closing Date"). No portion of the Loan which is repaid or prepaid by Walker may be reborrowed under this Agreement. On the Closing Date, Lender shall deliver to Walker the sum of $165,000 in the form of a certified or cashier's check or wire funds transfer.

1.2. The Note. The Loan shall be evidenced by an 11% Subordinated Secured Promissory Note (the "Note"), payable to the order of Lender and substantially in the form attached as Exhibit A to this Loan Agreement. The Note shall be dated the Closing Date and be duly executed by Walker. The Note shall (a) provide for an interest rate on the outstanding amount of the Loan of 11% per annum, compounded annually, (ii) provide that all principal and accrued and unpaid interest under the Note will be due and payable on January 2, 2005 (the "Maturity Date"), unless earlier paid in accordance with the terms of the Note, and (iii) be payable, both as to unpaid principal and accrued interest, in one lump sum on the Maturity Date.

1.3. The Warrants. As additional consideration for making the Loan, Walker shall issue to Lender 25,000 five-year common stock purchase warrants (each, a "Warrant") to be evidenced by a warrant certificate (the "Warrant Certificate") substantially in the form attached as Exhibit B to this Loan Agreement. The Warrant Certificate shall be dated the Closing Date and be duly executed by Walker. Each Warrant shall entitle its holder to purchase, at any time during the five-year period commencing on the Closing Date, one share of Common Stock (each, a "Warrant Share") at a purchase price of $0.28 per Warrant Share, the number of Warrant Shares and the purchase price per Warrant Share being subject to adjustment as provided in the Warrant Certificate. The Warrants and the registration under the Securities Act of 1933, as amended, of the Warrant Shares for resale shall be subject to the terms and conditions as set forth in the Warrant Certificate.

                                   ARTICLE II
                              CONDITIONS OF LENDING

2.1. Conditions Precedent to Lender's Obligations. The obligation of Lender to make the Loan is subject to the conditions precedent that:

     (a) Walker will have executed and delivered to Lender an original Note as specified in Section 1.2;
     (b) the representations and warranties of Walker contained in this Loan Agreement shall be true and correct in all materials respects and Walker shall have performed all of its covenants contained in this Loan Agreement;
     (c) Walker will have executed and delivered to Lender an original Warrant Certificate as specified in Section 1.3; and
     (d) Lender shall have executed and delivered to Lender a Security Agreement, substantially in the form as attached as Exhibit C to this Agreement (the "Security Agreement") and, together with such Security Agreement, the original stock certificates evidencing Walker's ownership of the issued and outstanding equity securities of each subsidiary of Walker.

2.2. Conditions Precedent to Walker's Obligations. The obligations of Walker to Lender under this Loan Agreement are subject to the conditions precedent that Lender shall have delivered to Walker the sum of $165,000.00 in a form specified in Section 1.3.


                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1. Walker Representations and Warranties. In order to induce Lender to enter into this Loan Agreement and to make the Loan and acquire the Note and Warrants, Walker represents and warrants to Lender as follows:
         (a) Walker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and to consummate all of the transactions contemplated by this Loan Agreement;
         (b) Walker is duly qualified as a foreign corporation for the transaction of business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of Walker;
         (c) Walker has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Loan Agreement, including the issuance and delivery of the Note;

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         (d) Walker has all requisite power and authority necessary to own or hold its properties and conduct its business and holds all licenses, permits and other required authorizations from governmental authorities necessary for the conduct of its business;
         (e) Walker is not in violation or material default under, nor will its execution, delivery and performance of this Loan Agreement result in a material violation of, or constitute a material default under, the Certificate of Incorporation or Bylaws of Walker or any instrument of indebtedness, mortgage or security agreement, lease or other agreement or instrument to which Walker is a party or by which it or any of its properties may be bound;
         (f) There are no pending or threatened legal or governmental proceedings to which Walker is a party which could materially and adversely affect the business, property, financial condition or operations of Walker;
         (g) This Loan Agreement is a legal, valid and binding agreement of Walker, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by equitable principles;
         (h) The issuance of the Warrants and Warrant Shares have been duly authorized and the Warrants are, and, upon the due issuance in accordance with the terms of the Warrants, the Warrant Shares shall be, validly issued, fully paid and non-assessable;
         (i) The Warrant Shares have been duly reserved for issuance upon exercise of the Warrants in accordance with the terms of the Warrants;
         (j) No third party shall be entitled, directly or indirectly, to a fee or commission of any kind in connection with the transactions contemplated by this Loan Agreement, other than Strasbourger Pearson Tulcin Wolff Incorporated ("Strasbourger Pearson"), who shall be entitled to receive, at the closing (the "Closing") of the transactions contemplated by this Loan Agreement, from Walker
(i) 35,000 Warrants, (ii) a cash payment equal to $21,450.00 and (iii) the reimbursement of its reasonable expenses incurred in connection with the transactions contemplated by this Loan Agreement; and
         (k) With respect to Walker this Loan Agreement does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

3.2. Lender Representations and Warranties. In order to induce Walker to enter into this Loan Agreement and to receive the Loan and issue the Note and Warrants, Lender represents and warrants to Walker as follows:

     (a) Lender has legal capacity to execute, deliver and perform his, her or their obligations under this Loan Agreement;
     (b) The execution and delivery of this Loan Agreement by Lender do not, and the performance by Lender of Lender's obligations under this Loan Agreement will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent Lender from performing any of Lender's material obligations under this Loan Agreement;
     (c) The execution, delivery and performance of this Loan Agreement by Lender and the other agreements and agreements to be executed, delivered and performed by Lender pursuant to this Loan Agreement and the consummation of the transactions contemplated by this Loan Agreement by Lender do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Lender or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of Lender pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which Lender is a party or by which any of such assets or properties is bound;

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     (d) Lender is acquiring the Promissory Note and Warrants and will be acquiring the Warrant Shares for Lender's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;
     (e) Lender is an accredited investor as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and, if there should be any change in such status prior to the issuance and sale to Lender of the Promissory Note or Warrant Shares, Lender will immediately furnish such revised or corrected information to Walker;
     (f) Lender is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Promissory Note, Warrants or Warrant Shares, or any part thereof, to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;
     (g) (i) Walker has advised Lender that the Promissory Note, Warrants and Warrant Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;
       (ii) Walker's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of Lender's representations contained in this Loan Agreement;
       (iii) As a result of such lack of registration, neither the Promissory Note, any Warrants nor any Warrant Shares may be resold or otherwise transferred or disposed without registration pursuant to or an exemption therefrom available under the Securities Act and such state securities laws; and
       (iv) In furtherance of the provisions of this paragraph 3.2(g), the each and every certificate representing the Warrants and Warrant Shares shall bear restrictive legends substantially in the following forms:
        If on a warrant certificate representing Warrants:
                  "NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS."

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         If on a stock certificate representing Warrant Shares:
                  "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS";

         (h) Lender has evaluated the merits and risks of purchasing the Promissory Note and Warrants and has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Promissory Note and Warrants, and is able to bear the economic risk of purchasing the Promissory Note and Warrants, including the possibility of a complete loss with respect thereto;
         (i) Lender has had access to such information regarding the business and finances of Warrants, the receipt and careful reading of which is hereby acknowledged by Lender, and has been provided the opportunity to (i) obtain any additional information which Walker possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by Walker and (ii) discuss with Walker's management the business, affairs and financial condition of Walker and such other matters with respect to Walker as would concern a reasonable person considering the transactions contemplated by this Loan Agreement and/or concerned with the operation of the Company;
         (j) That it never has been represented, guaranteed or warranted to Lender by Walker, or any of its officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:
                  (i) Any gain will be realized by Lender from Lender's investment in the Promissory Note, Warrants or Warrant Shares;
                  (ii) That there will be any approximate or exact length of time that Lender will be required to remain as a holder of the Promissory Note, Warrants or Warrant Shares; or
                  (iii) That the past performance or experience on the part of Walker, its predecessors or of any other person, will in any way indicate any future results of Walker;
         (k) That the purchase of the Promissory Note and Warrants involves a high degree of risk and may result in a loss of the entire amount invested; that Walker has limited working capital and limited sources of financing available; that there is no assurance that Walker's operations will be profitable in the future; and that there is no assurance that a public market for shares of Common Stock will continue to exist;

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     (l) The address set forth in Section 5.6 is Lender's true and correct residence and Lender has no present intention of becoming a resident of any other country, state or jurisdiction;
     (m) Lender has not received any general solicitation or general advertising regarding the purchase of the Note or Warrants;
     (n) There are no pending or threatened legal or governmental proceedings to which Lender is a party which could materially and adversely affect the business, property, financial condition or operations of Lender;
     (o) This Loan Agreement is a legal, valid and binding agreement of Lender, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by equitable principles;
     (p) No third party shall be entitled, directly or indirectly, to a fee or commission of any kind in connection with the transactions contemplated by this Loan Agreement, other than Strasbourger Pearson, who shall be entitled to receive, at the Closing, from Walker:
     (i) 35,000 Warrants,
     (ii) a cash payment equal to $21,450.00 and
     (iii) the reimbursement of its reasonable expenses incurred in connection with the transactions contemplated by this Loan Agreement; and
     (q) With respect to Lender, this Loan Agreement does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE IV
                              ADDITIONAL COVENANTS

4.1. Use of Proceeds. Walker covenants and agrees that it will use the proceeds of the Loan solely for working capital purposes.


                                    ARTICLE V
                                  MISCELLANEOUS

5.1. Survival of Warranties. The warranties and representations contained or made pursuant to this Loan Agreement will survive the execution and delivery of this Loan Agreement and the closing of the transactions contemplated by this Loan Agreement, including, but not limited to, the making of the Loan and issuance of the Note.

5.2. Successors and Assigns. The rights, benefits, duties and obligations of the parties to this Agreement may not be assigned by such assigning party without the prior written consent of the other party. The terms and conditions of this Loan Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Loan Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Loan Agreement, except as expressly provided in this Loan Agreement.

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5.3. Governing Law. This Loan Agreement is governed by the internal laws of the
State of New York, without giving effect to any laws or principles that would apply the laws of any other jurisdiction. Each party to this Loan Agreement irrevocably consents to the non-exclusive jurisdiction of the state and federal courts located in Nassau County, New York.

5.4. Counterparts. This Loan Agreement may be signed in counterparts, any one of which will be deemed to be an original and all of which, when taken together, will constitute one and the same agreement.

5.5. Titles and Subtitles. The titles and subtitles used in this Loan Agreement are for convenience only and are not to be considered in construing or interpreting this Loan Agreement.

5.6. Notices. All requests, demands, notices and other communications required or otherwise given under this Agreement shall be sufficiently given if (a) delivered by hand against written receipt therefor, (b) forwarded by overnight courier requiring acknowledgment of receipt or (c) mailed by postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

         If to Walker, to:          Mitchell Segal, President
                                    Walker Financial Corporation
                                    370 Old Country Road - Second Floor
                                    Garden City, New York 11530

             with a copy to:        Keith S. Braun, Esq.
                                    Snow Becker Krauss P.C.
                                    605 Third Avenue
                                    New York, New York 10158-0125

         If to Lender, to:          Dr. David Cohen
                                    1800 Rockaway Avenue
                                    Hewlett, New York 11557

             with a copy to:

or, in the case of any of the parties hereto, at such other address as such party shall have furnished in writing, in accordance with this Section 5.6, to the other parties hereto. Each such request, demand, notice or other communication shall be deemed given (a) on the date of delivery by hand, (b) on the first business day following the date of delivery to an overnight courier or
(c) three business days following mailing by registered or certified mail.

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5.7. Amendment and Waivers. Any amendment or waiver of any provision of this
Loan Agreement will not be effective unless the same is in writing and signed by the parties hereto.

5.8. Severability. If one or more provisions of this Loan Agreement are held to be unenforceable under applicable law, such provision will be excluded from this Loan Agreement and the balance of this Loan Agreement will be interpreted as if such provision were excluded and will be enforceable in accordance with its terms.

5.9. Entire Agreement. This Loan Agreement amends, supplements and restates all agreements or understandings, of whatever nature, whether oral or written, between and among the parties hereto, including affiliates thereof, related in any way to, or arising under, the Loan and constitutes, with the other Loan Documents, the full and entire understanding and agreement between the parties with respect to the subject matter hereof.


                  IN WITNESS WHEREOF, the parties have executed or caused to be executed this Loan Agreement as of the date first above written.


                                   Walker Financial Corporation


                                   By:       /s/ Mitchell Segal
                                          -----------------------------
                                          Mitchell Segal, President



                                            /s/ David Cohen
                                          -----------------------------
                                            Dr. David Cohen

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